                                                                       Exhibit A

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Dear Sirs/Madams:


We have read and agree with the comments in Item 4 of Form 8-K of Star Struck, Ltd. dated October 16, 2002.




Glastonbury, Connecticut
October 16, 2002